EXHIBIT 10


          SECOND AMENDMENT, (the "Second Amendment"), dated December 17, 1997, to the Registration Rights Agreement (the "Registration Rights Agreement"), dated March 3, 1995, as amended, among Biofield Corp., a Delaware corporation (the "Company"), GS Capital Partners, L.P., a Delaware limited partnership ("GSCP"), and the other parties signatory thereto.

          WHEREAS, the Company is contemplating a private placement (the "Placement Offering") of its common stock, par value $.001 (the "Common Stock") with a maximum offering amount of $15,000,000 in gross proceeds and a minimum offering amount of $7,000,000 in gross proceeds;

          WHEREAS, in connection with the Placement Offering, the Company is offering to issue, upon consummation of the Placement
Offering, shares of Common Stock in exchange for certain of its outstanding Warrants (the "Warrant Exchange");

          NOW, THEREFORE, in consideration of the premises and of the respective agreements and conditions contained herein, the parties agree as follows:

          1. Capitalized Terms. Capitalized terms used but otherwise not defined herein have the meaning assigned to such terms in the Registration Rights Agreement.

          2.  Amendment to Section 1.6.  Section 1.6 of the
Registration Rights Agreement is hereby amended and restated in its entirety as follows:

          "1.6. "Registrable Securities": any shares of Common Stock issued upon conversion of any share of New Series Preferred Stock or upon exercise or exchange of any of the Warrants (and any shares issued upon any subdivision, combination or reclassification of such shares or any stock dividend in respect of any of the foregoing shares). As to any particular Registrable Securities, such securities shall cease to be Registrable Securities when (i) a registration statement with respect to the sale of such securities shall have been declared effective under the Securities Act and such securities shall have been disposed of in accordance with such registration statement, or (ii) such securities shall have been sold (other than in a privately negotiated sale) pursuant to Rule 144 (or any successor provision) under the Securities Act and in compliance with the requirements of paragraphs (c), (e), (f) and (g) of Rule 144 (notwithstanding the provisions of paragraph (k) of such Rule)."

          3. Shelf Registration. It is understood and agreed to by the Company that a request by any Holder to include Registrable Securities pursuant to Section 2.2 of the Registration Rights Agreement in any registration statement covering the resale of securities issued in the Placement Offering shall not, by itself, violate any lock-up letter or similar agreement executed by any Holder in connection with the Placement Offering or the Warrant Exchange, it being understood that the foregoing shall not permit a Holder to sell or offer to sell securities under such registration statement during the lock-up period described in any such lock-up letter or in a similar agreement.

          4. Continuing Effect of the Registration Rights Agreement. This Second Amendment shall not constitute an amendment of any other provision of the Registration Rights Agreement not expressly referred to herein and shall not be construed as a consent to any further or future amendment of any of the terms of the Registration Rights Agreement. Except as expressly amended hereby, the provisions of the Registration Rights Agreement are and shall remain in full force and effect.

          5. Counterparts. This Second Amendment may be executed in counterparts, each of which shall for all purposes be deemed to be an original and all of which shall constitute the same instrument.

          6. Governing Law. This Second Amendment shall be construed in accordance with and governed by the laws of the State of New York applicable to agreements made and to be performed wholly within such jurisdiction.

          IN WITNESS WHEREOF, each of the parties hereto has caused this Second Amendment to be duly executed on its behalf as of the date first above written.


                            BIOFIELD CORP.


                            By: /s/Michael R. Gavenchak
                               ----------------------------------------
                               Name:  Michael R. Gavenchak
                               Title: Executive Vice President




                            GS CAPITAL PARTNERS, L.P.

                            By: GS Advisors L.P., its general partner
                                By: GS Advisors, Inc., its general partner


                            By:/s/ Katherine B. Enquist
                               ------------------------------------------
                               Name:   Katherine B. Enquist
                               Title:  Vice President



AGREED AND ACCEPTED BY:




STONE STREET FUND 1994, L.P.

By:  Stone Street Funding Corp., its general partner



By:/s/ Katherine B. Enquist
   ------------------------------------------
   Name:   Katherine B. Enquist
   Title:  Vice President


STONE STREET FUND 1995, L.P.

By:  Stone Street Value Corp., its general partner


By:/s/ Katherine B. Enquist
   ------------------------------------------
   Name:   Katherine B. Enquist
   Title:  Vice President




BRIDGE STREET FUND 1994, L.P.

By: Stone Street Funding Corp., its general partner


By:/s/ Katherine B. Enquist
   ------------------------------------------
   Name:   Katherine B. Enquist
   Title:  Vice President




BRIDGE STREET FUND 1995, L.P.

By: Stone Street Value Corp., its general partner


By:/s/ Katherine B. Enquist
   ------------------------------------------
   Name:   Katherine B. Enquist
   Title:  Vice President